EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Little Squaw Gold Mining Company, (the "Company") on Form 10-QSB for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. Sharp, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Little Squaw Gold Mining Company.

        /s/ Ted R. Sharp

DATE:  November 13, 2007

       Ted R. Sharp, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Little Squaw Gold Mining Company and will be retained by Little Squaw Gold Mining Company to be furnished to the Securities and Exchange Commission or its staff upon request.

1